SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this "Agreement"), dated as of January 12, 2005, is between Advaxis, Inc., a Colorado corporation (the “Company”), and Harvest Advaxis LLC (the “ Investor”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below) and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Investor, and the Investor desires to purchase from the Company certain securities of the Company, as more fully described in this Agreement; and

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investor agree as follows:

     ARTICLE I.
DEFINITIONS

1.1  Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

"Action" means any action, claim, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

"Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

"Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Securities.

“Closing Date” shall mean January 12, 2005 or another date as mutually agreed to between the Company and the Investor.

“Commission” means the Securities and Exchange Commission.

"Common Stock" means the common stock of the Company, par value $0.001 per share, and any securities into which such common stock may hereafter be reclassified.

"Company Counsel" means Reitler Brown & Rosenblatt LLC.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Investment Amount" means, with respect to the Investor, the investment amount indicated below such Investor's name on the signature page of this Agreement.

"Lien" means any lien, charge, encumbrance, security interest, right of first refusal or other restrictions of any kind.

“Penn” means The Trustees of the University of Pennsylvania.

“Penn License” means the License Agreement, effective as of June 17, 2002 between the Company and Penn, as amended.

"Per Share Purchase Price" equals $0.287.

"Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“PPM” means the private placement offering memorandum dated as of September 15, 2004, of Units of the Company whereby each Unit consists of 87,108 shares of Common Stock and a Warrant to purchase 87,108 shares of Common Stock at a price of $25,000 per Unit, the Supplement to the private placement offering memorandum, dated as of October 28, 2004 and the Supplement No. 2 to the private placement offering memorandum, dated as of January 11, 2005.

"Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

"Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Investor of the Shares.

"Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date of this Agreement, between the Company and the Investor, in the form of Exhibit A hereto.

"Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities” means the Shares and the Warrants.

"Securities Act" means the Securities Act of 1933, as amended.

-2-

"Shares" means the shares of Common Stock issued or issuable to the Investor pursuant to this Agreement, including without limitation, the Shares issuable to the Investor upon exercise of the Warrants.

"Subsidiary" means any "significant subsidiary" of the Company as defined in Rule 1-02(w) of Regulation S-X promulgated by the Commission under the Exchange Act.

"Trading Day" means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded in the over-the-counter market is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i) or (ii) hereof, then Trading Day shall mean a Business Day.

"Trading Market" means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, the NASDAQ SmallCap Market, the Over-The-Counter Bulletin Board or the “Pink Sheets” published by the National Quotation Bureau Incorporated Sheets on which the Common Stock is listed or quoted for trading on the date in question.

"Transaction Documents" means this Agreement, the Registration Rights Agreement, the Warrants and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Warrants” means the five year warrants to purchase up to an aggregate of 87,108 shares of Common Stock at exercise price of $0.40 per share in the form attached hereto as Exhibit B, which Warrants are subject to early cancellation if the average Closing Prices (as defined in the Warrant) of the Company’s Common Stock for any 30 Trading Days is at least $1.00, the average daily trading volume of the Common Stock during such 30-Trading Day period is at least 100,000 shares and a registration statement covering the resale of the shares of Common Stock issuable upon exercise is then effective.

ARTICLE II.
PURCHASE AND SALE

2.1  Closing.

(a)  Closing. Subject to the terms and conditions set forth in this Agreement, at the closing of the sale and purchase of Securities under this Agreement (the “Closing”) to and by the Investor thereat, the Company shall issue and sell to the Investor, and the Investor shall purchase from the Company Securities for the consideration equal to the Investor’s Investment Amount. The Closing shall take place at the offices of Reitler Brown & Rosenblatt LLC, 800 Third Avenue, 21st Floor, New York, New York 10022 on January 12, 2005 (the “Closing Date”) or at such other location or time as the Company and the Investor may agree.

-3-

2.2  Closing Deliveries. (a) At the Closing, the Company shall deliver or cause to be delivered to the Investor the following:

(i)  a stock certificate evidencing such number of Shares as is equal to the Investor’s Investment Amount divided by the Per Share Purchase Price, registered in the name of the Investor;

(ii)  a Warrant to purchase such number of Shares as is equal to the Investor’s Investment Amount divided by the Per Share Purchase Price, registered in the name of the Investor;

(iii)  the Registration Rights Agreement, duly executed by the Company.

(b)  At the Closing, the Investor shall deliver or cause to be delivered to the Company the following:

(i)  the Investment Amount, in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose; and

(ii)  the Registration Rights Agreement, duly executed by the Investor.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1  Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor as of the date of this Agreement and as of the Closing Date as follows, except as set forth on the Schedules attached hereto, which Schedules may be updated:

(a)  Subsidiaries. The Company has no direct or indirect subsidiaries other than Advaxis, Inc., a Delaware corporation (the “Subsidiary”). The Company owns, directly or indirectly, all of the capital stock of the Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock of the Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

(b)  Organization and Qualification. Each of the Company and each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor the Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in (i) an adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiary, taken as a whole, or (iii) an adverse impairment to the Company's ability to perform on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect" ).

-4-

(c)  Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and its stockholders and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

(d)  No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's certificate or articles of incorporation or bylaws, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(e)  Filings, Consents and Approvals. Except as set forth in Schedule 3.1(e), the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the Commission of (A) one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement and (B) a Notice of Sale of Securities on Form D within 15 days of the Closing Date, (ii) filings required by state securities laws, which the Company will promptly, and in any event prior to (A) the due date prescribed by applicable law and (B) the Effectiveness Date (as such term is defined in the Registration Rights Agreement) under the Registration Statement, make (at the sole expense of the Company) in order to permit the holders of the Securities to resell Shares to Persons in each State in the U.S.A., and (iii) those that have been made or obtained prior to the date of this Agreement.

-5-

(f)  Issuance of the Securities. The Securities have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock all of the Shares issuable pursuant to this Agreement and pursuant to the Warrants.

(g)  Capitalization.

(i) The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exchangeable for or exercisable into shares of capital stock of the Company), and all shares of Common Stock reserved for issuance under the Company’s various option and incentive plans, is set forth in Schedule 3.1(g). All outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assesable and have been issued in compliance with all applicable securities laws. Except as set forth in Schedule 3.1(g), no securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities and except as disclosed in Schedule 3.1(g), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or the Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as set forth in Schedule 3.1(g), there are no anti-dilution or price adjustment provisions contained in any security issued by the Company or other agreement and the issue and sale of the Securities will not, immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investor) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

(h)  Commission Reports; Financial Statements. The Common Stock of the Company has been registered under Section 12 of the Exchange Act and the Company is subject to the periodic reporting requirements of Section 13 of the Exchange Act. The financial statements of the Company comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, or in the case of unaudited interim financial statements, to the extent they may exclude footnotes or may be condensed or summary statements and fairly present in all material respects the financial position of the Company and its Subsidiart as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to

-6-

normal, immaterial, year-end audit adjustments. The financial statements referred to in this Section 3.1(h) contain all certifications and statements required by the SEC’s Order, dated June 27, 2002, pursuant to Section 21(a)(1) of the Exchange Act (File No. 4-460), Rule 13a-14 or 15d-14 under the Exchange Act, or 18 U.S.C. Section 1350 (Sections 302 and 906 of the Sarbanes-Oxley Act of 2002) with respect to the report relating thereto. The financial statements referred to in this Section 3.1(h) comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, have been prepared in accordance with GAAP (except as may be indicated in the notes thereto or, in the case of unaudited financial statements, as permitted by the rules and regulations of the Commission) and fairly present, subject in the case of the unaudited financial statements, to customary year end audit adjustments, the financial position of the Company as at the dates thereof and the results of its operations and cash flows.

(i)  Material Changes. Since November 12, 2004, except as set forth on Schedule 3.1(i) attached hereto, or as disclosed in the PPM, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent in nature and amount with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

(j)  Litigation. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the PPM, neither the Company nor the Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the best knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or the Subsidiary under the Exchange Act or the Securities Act.

-7-

(k)  Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

(l)  Compliance. Neither the Company nor the Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or the Subsidiary under), nor has the Company nor the Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including, without limitation, all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with the applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.

(m)  Regulatory Permits. The Company and the Subsidiary possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in Schedule 3.1(m) attached hereto, except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor the Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n)  Title to Assets. The Company and the Subsidiary have good and marketable title to all real property owned by them that is material to their respective businesses and good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiary. Any real property and facilities held under lease by the Company and the Subsidiary are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiary are in compliance, except as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(o)  Patents and Trademarks. (i) The PPM accurately describes (i) all issued Patents and registrations and applications for all Patents, Trademarks and Copyrights owned by or licensed to the Company or the Subsidiary relating to Intellectual Property, and (iii) all material contracts, agreements and arrangements relating to Intellectual Property (whether in writing or oral) to which the Company or the Subsidiary is a party, by which any of their respective assets or properties are bound or which are used or useful in the business of the Company and/or the Subsidiary as currently conducted or as proposed to be conducted. As used herein, the term “Intellectual Property” means (i) all compounds and inventions (whether patentable or unpatentable and whether or not reduced to practice) and all improvements thereon, (ii) all patents, patent applications and patent disclosures, together

-8-

with all reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations thereof (collectively, “Patents”), (iii) all trademarks, service marks, trade dress, logos, trade names and corporate names (collectively, “Trademarks”), including all goodwill associated therewith, and all applications, registrations and renewals in connection therewith, (iv) all copyrightable works, all copyrights and all applications, registrations and renewals in connection therewith (collectively, “Copyrights”), (v) all mask works and all applications, registrations and renewals in connection therewith, (vi) all trade secrets and confidential business information (including, without limitation, ideas, research and development, data, results, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information and business and marketing plans and proposals), (vii) all computer software (including data and related documentation) and (viii) all other proprietary rights.

(ii) The Company or its Subsidiary, as applicable, owns, is licensed to use, or otherwise has the right to use all Company Intellectual Property and all such Company Intellectual Property will be owned or available for use by the Company and/or the Subsidiary, as applicable, following the relevant Closing. The Company and the Subsidiary have taken all necessary and commercially reasonable actions to maintain and protect their material owned or licensed Company Intellectual Property. As used herein, “Company Intellectual Property” means all Intellectual Property used or held for use by the Company or the Subsidiary in the conduct of the business of the Company or the Subsidiary as currently conducted or as proposed to be conducted.

(iii) Except as disclosed in the PPM, to the best knowledge of the Company, neither the Company nor the Subsidiary has infringed upon or misappropriated any Intellectual Property rights of third parties, and the continued operation of the Company and the Subsidiary as currently conducted and as proposed to be conducted does not infringe upon or misappropriate or otherwise violate any Intellectual Property rights of third parties. To the Company’s best knowledge, no Person has infringed upon or misappropriated or otherwise violated any Company Intellectual Property.

(iv) Except as disclosed in the PPM, with respect to each item of Company Intellectual Property: (i) the Company or the Subsidiary possesses all right, title (if owned) and interest in and to the item, free and clear of any Lien (other than, in the case of licensed Intellectual Property, restrictions created by the licenses themselves); (ii) the item of Company Intellectual Property is not subject to any outstanding order, injunction, judgment, decree or ruling of any Regulatory Authority (other than the applicable patent and trademark prosecution protection proceedings themselves); (iii) all of the issued Patents are valid and enforceable; and (iv) none of the Patents have been abandoned. As used herein, the term “Regulatory Authority” means any applicable government regulatory authority, domestic or foreign, involved in granting approvals for the manufacturing, marketing, reimbursement and/or pricing of any Product of the Company or the Subsidiary: the term “Product” means preparations in final form for sale by prescription, over-the-counter or any other method that contains Compound or one or more active ingredients; the term “Compound” means compound or compounds described in the PPM as belonging to the Company or the Subsidiary or claimed by the Company or the Subsidiary in one or more of Patents.

-9-

(v) Except as disclosed in the PPM, the rights to all inventions of any of the Company’s or the Subsidiary’s employees or consultants, former employees or consultants made while either not employed or retained by the Company or Subsidiary, as applicable, which are utilized by the Company in the conduct of the Company’s or the Subsidiary’s business as presently conducted or as proposed to be conducted have been fully assigned or licensed to the Company or the Subsidiary, as applicable. Except as disclosed in the PPM, the rights to all inventions of any of the Company’s or the Subsidiary’s employees or consultants, former employees or consultants made while employed or retained by the Company or the Subsidiary, which are utilized by the Company in the conduct of the Company’s or the Subsidiary’s business as presently conducted or as proposed to be conducted have been fully assigned or licensed to the Company or the Subsidiary, as applicable.

(p)  Insurance. The Company and the Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiary are engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q)  Transactions With Affiliates and Employees. Except as set forth on Schedule 3.1(q) attached hereto or as disclosed in the PPM, to the knowledge of the Company, none of the officers, directors or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

(r)  Internal Accounting Controls. The Company is subject to the periodic reporting requirements of Section 13 of the Exchange Act. Except as set forth on Schedule 3.1(r), the Company maintains disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the Exchange Act; such controls and procedures are effective to ensure that all material information concerning the Company is made known on a timely basis to the individuals responsible for the preparation of the Company’s financial statements.

(s)  Certain Fees. Except as described in Schedule 3.1(s), no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Investor shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by the Investor pursuant to written agreements executed by the Investor which fees or commissions shall be the sole responsibility of the Investor) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

-10-

(t)  Certain Registration Matters. Assuming the accuracy of the Investor’s representations and warranties set forth in Section 3.3(b)-(e), no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investor under the Transaction Documents. Except for the Registration Rights Agreement and/or as described in Schedule 3.1(t), the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

(u)  Investment Company. The Company is not, and is not an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(v)  Private Placement. Neither the Company nor any Person acting on the Company’s behalf has sold or offered to sell or solicited any offer to buy the Securities by means of any form of general solicitation or advertising. Other than as set forth on Schedule 3.1(v) attached hereto, neither the Company nor any of its Affiliates nor any Person acting on the Company’s behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under the circumstances that would eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale of the Securities contemplated hereby.

(w)  Form SB-2 Eligibility. The Company is eligible to register its Common Stock for resale by the Investors using Form SB-2 promulgated under the Securities Act.

(x)  Foreign Corrupt Practice. Neither the Company nor any director, officer, agent, employee or other person acting on behalf of the Company has, in the course of his actions for, or on behalf of, the Company used any corporate funds for any unlawful contribution, gift entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate fund; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(y)  Disclosure. The Company understands and confirms that the Investor will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Investor regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including, without limitation, the Company’s representations and warranties set forth in this Agreement and the disclosure contained in the PPM) are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or the Subsidiary or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company which has not been so publicly announced or disclosed. The Company acknowledges and agrees that Investor not makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2.

-11-

3.2  Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company as follows:

(a)  Organization; Authority. The Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by the Investor, if an entity, of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate action, on the part of the Investor. Each of this Agreement and the Registration Rights Agreement has been duly executed by the Investor, and when delivered by the Investor in accordance with terms hereof, will constitute the valid and legally binding obligation of the Investor, enforceable against it in accordance with its terms.

(b)  Investment Intent. The Investor is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to the Investor's right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by the Investor to hold the Securities for any period of time. The Investor does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(c)  Investor Status/Residence. At the time the Investor was offered the Securities, it was, and at the date hereof it, is, an "accredited investor" as defined in Rule 501(a) under the Securities Act and all holders of equity in the Investor are “accredited investors”. The Investor is not a registered broker-dealer under Section 15 of the Exchange Act. The Investor represents that it has been organized under the laws of the state or country set forth opposite its name on signature page.

(d)  General Solicitation. The Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

-12-

(e)  Access to Information. The Investor acknowledges that it has reviewed this Agreement, the Disclosure Schedules, public filings of the Company and the PPM and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiary and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of the Investor or its representatives or counsel shall modify, amend or affect such Investor's right to rely on the truth, accuracy and completeness of this Agreement, the Disclosure Schedules, public filings of the Company, and the PPM and the Company's representations and warranties contained in the Transaction Documents. The Transaction Documents, the Disclosure Schedules and the PPM supersede any other documents separately provided to the Investor by the Company.

(f)  Independent Investment Decision. The Investor has independently evaluated the merits of its decision to purchase Securities pursuant to this Agreement, such decision has been independently made by the Investor and the Investor confirms that it has only relied on the advice of its own business and/or legal counsel in making such decision.

The Company acknowledges and agrees that the Investor does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1  Restrictive Legends.

(a)       Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Securities other than pursuant to an effective registration statement, to the Company, to an Affiliate of an Investor or in connection with a pledge as contemplated in the legend contained in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

(b)       Certificates evidencing the Securities will contain the following legend, until such time as they are not required under Section 4.1(c):

-13-

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

(c)     Certificates evidencing the Shares shall not contain any legend (including the legend set forth in Section 4.1(b)): (i) while a Registration Statement covering the resale of such securities is effective under the Securities Act, or (ii) following a sale of such Securities pursuant to Rule 144, or (iii) while such Securities are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission) provided in the case of (iv), however, that the beneficial owner of the Securities is not an Affiliate of the Company. Following such time as restrictive legends are not required to be placed on certificates representing Securities, the Company will, not later than five Trading Days following the delivery by an Investor to the Company or the Company's transfer agent of a certificate representing such Securities containing a restrictive legend, deliver or cause to be delivered to such Investor a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

4.2  Blue Sky Filings. The Company shall file all applicable federal and state securities laws filings required in connection with the sale of the Securities.

4.3  Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide the Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company.

-14-

  ARTICLE V.
CONDITIONS TO CLOSINGS

5.1  Conditions to Investors’ Obligations at the Closings. With respect to the Closing, the obligation of the Investor to purchase Securities at the Closing is subject to the satisfaction or waiver by the Investor, at or prior to the Closing Date, of the following conditions:

(a)      Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Section 3.1 hereof shall be true and correct as of the Closing Date with the same force and effect as if they had been made as of the Closing Date, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing. The Company shall have delivered to the Investor a certificate, duly executed by its Chief Executive Officer, attesting to the satisfaction of the foregoing conditions.

(b)     Legal Investment. On the Closing Date, the sale and issuance of the Securities shall be legally permitted by all laws and regulations to which the Investor and the Company are subject.

(c)      Consents, Permits, and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement and made all necessary or appropriate filings under applicable “blue sky” laws or otherwise (except for such as may be properly obtained subsequent to the Closing).

(g)      Secretary’s Certificate. The Company shall have delivered to the Investor, a certificate having attached thereto (i) the Company’s Charter, certified by the Secretary of State of the State of Colorado, as in effect at the time of the Closing, (ii) the Company’s By-Laws as in effect at the time of the Closing, (iii) resolutions approved by the Board of Directors of the Company authorizing the transactions contemplated hereby, (iv) resolutions approved by the Company’s stockholders authorizing the filing of the Charter, and (v) good standing certificates (including tax good standing) with respect to the Company from the applicable authority(ies) in Colorado and any other jurisdiction in which the Company is qualified to do business, dated a recent date before the Closing.

(l)        No Material Adverse Change. From the date of this Agreement to the Closing Date, there shall have been no material adverse change in the business, operations or financial condition of the Company.

(m)      Other Documents. All other documents, instruments and writing required by the Investor, to be delivered to them pursuant to this Agreement, in form and substance satisfactory to the Investors.

-15-

5.2  Conditions to Obligations of the Company. With respect to the Closing, the Company’s obligation to issue and sell the Shares at the Closing is subject to the satisfaction, on or prior to the Closing, of the following conditions:

(a)  Representations and Warranties True. The representations and warranties in Section 3.2 made by the Investor shall be true and correct at the date of the Closing, with the same force and effect as if they had been made on and as of said date.

(b)  Performance of Obligations. The Investor shall have performed and complied with all agreements and conditions herein required to be performed or complied with by the Investor on or before such Closing.

(c)  Consents, Permits, and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement (except for such as may be properly obtained subsequent to the Closing).

      ARTICLE VI.
MISCELLANEOUS

6.1  Fees and Expenses. Each party shall pay the fees and expenses of its own advisors, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents; provided, however the Company shall reimburse the Investor for verified costs of legal counsel up to $12,000 and reasonable travel expenses incurred by the Investor in connection with the transactions contemplated by this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Securities under this Agreement.

6.2  Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.3  Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via confirmed facsimile at the facsimile number specified in this Section prior to 4:00 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via confirmed facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 4:00 p.m. (New York City time) on any Trading Day,

-16-

(c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Advaxis, Inc.
212 Carnegie Center
Suite 206
Princeton, New Jersey 08540
Attn: J. Todd Derbin
Facsimile Number: (609) 497-9299

With a copy to:	Reitler Brown & Rosenblatt LLC
800 Third Avenue, 21st Floor
New York, New York 10022
Attn: Gary Schonwald
Facsimile Number: (212) 371-5500

If to the Investor:	Harvest Advaxis LLC
30052 Aventura, Suite C
Rancho Santa Margarita, CA 92688
Attn: Robert T. Harvey, Manager
Facsimile Number: (949) 888-3632

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4  Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by each of the Company and the Investor. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

6.5  Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

6.6  Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor. The Investor may assign any or all of its rights under this Agreement to any Person to whom such Investor assigns or transfers any Securities.

-17-

6.7  No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.5 as to the Investor.

6.8  Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) may be commenced non-exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. IF EITHER PARTY SHALL COMMENCE A PROCEEDING TO ENFORCE ANY PROVISIONS OF A TRANSACTION DOCUMENT, THEN THE PREVAILING PARTY IN SUCH PROCEEDING SHALL BE REIMBURSED BY THE OTHER PARTY FOR ITS ATTORNEY’S FEES AND OTHER COSTS AND EXPENSES INCURRED WITH THE INVESTIGATION, PREPARATION AND PROSECUTION OF SUCH PROCEEDING.

6.9  Survival. The representations, warranties, agreements and covenants contained herein shall survive each Closing and the delivery of the Securities.

6.10  Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

-18-

6.11  Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.12  Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever the Investor exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then the Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

6.13  Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

6.14  Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investor and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.15  Payment Set Aside. To the extent that the Company makes a payment or payments to the Investor pursuant to any Transaction Document or the Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

-19-

6.16  Limitation of Liability. Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that the liability of the Investor arising directly or indirectly, under any Transaction Document of any and every nature whatsoever shall be satisfied solely out of the assets of the Investor, and that no trustee, officer, other investment vehicle or any other Affiliate of the Investor or any investor, shareholder or holder of shares of beneficial interest of the Investor shall be personally liable for any liabilities of the Investor.

6.17  Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock, combination or other similar recapitalization or event occurring after the date hereof, each reference in the Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event.

6.18  Further Assurances. Each party agrees to execute such other documents, instruments, agreements and consents, and take such other actions as may be reasonable requested by the other parties hereto to effectuate the purposes of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGES FOLLOW]

-20-

COMPANY COUNTERPART TO
SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ADVAXIS, INC.

By:	/s/ J. Todd Derbin
Name: J. Todd Derbin
Title: Chief Executive Officer

Forty four (44)
Number of Units subscribed for

$1,100,000	HARVEST ADVAXIS LLC
Investment Amount
	By:	/s/ Robert T. Harvey
Name: Robert T. Harvey
Title: Manager

Tax ID #:________________________

Address*:

________________________________
________________________________
________________________________
________________________________
Attention:________________________
Facsimile: ________________________

-21-